Exhibit 10.9

AMENDED AND RESTATED

DIRECTOR DEFERRED COMPENSATION AGREEMENT

This Amended and Restated Director Deferred Compensation Agreement (the “2005 Agreement”), effective as of the 1st day of January, 2005, by and between First Savings Bank, FSB (the “Bank”), a mutual savings Bank organized and existing under the laws of the State of Indiana, hereinafter referred to as “Bank” and G.W. Clapp, Jr., hereinafter referred to as “Director”, for the purpose of formalizing the agreement between the Bank and the Director in which the Director defers receipt of fees under the terms and conditions described below. The 2005 Agreement amends and restates the Director Deferred Compensation Agreement effective as of the 1st day of January, 2002 by and between the parties (the “Prior Agreement”). It is intended that deferral under the Prior Agreement shall be subject to and governed by the provisions of this 2005 Agreement and shall be subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as those provisions apply to amounts deferred after December 31, 2004.

WITNESSETH:

WHEREAS, the Director serves the Bank as a member of the Board of Directors; and

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by Director and wishes to encourage continued service; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that Director’s services will substantially contribute to its continued growth and profits in the future; and

WHEREAS, the Director wishes to defer a certain portion of fees to be earned in the future; and

WHEREAS, the parties hereto desire to formalize the terms and conditions upon which the Bank shall pay such deferred compensation to the Director or his designated beneficiary; and

WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, and the Director shall be considered an unsecured general creditor of the Bank with respect to amounts deferred or benefits payable hereunder; and

WHEREAS, the Bank has adopted this Director Deferred Compensation Agreement which controls all issues relating to the Deferred Compensation Benefit as described herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

ARTICLE I.

DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1	“Accrued Benefit” means the sum of all deferred amounts and interest credited monthly at a rate equal to the rate set forth in Section 4.4 to the Director’s Retirement Account and due and owing to the Director or his Beneficiaries pursuant to this Agreement.

1.2	“Bank” means First Savings Bank, FSB and any successor thereto.

1.3	“Beneficiary” means the person or persons designated as Beneficiary in writing to the Bank to whom the share of a deceased Director’s account is payable. If no Beneficiary is so designated, then the Director’s Spouse, if living, will be deemed the Beneficiary. If the Director’s Spouse is not living, then the Children of Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

1.4	“Children” means the Director’s children, both natural and adopted, then living at the time payments are due the Children under this Agreement.

1.5	“Deferral Period” means the period which commences on January 1, 2005 and extends until the commencement of benefit payments under this Agreement.

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1.6	“Deferred Compensation Benefit” means the value of the Accrued Benefit payable for a one hundred eighty (180) month period using an interest rate equal to the rate set forth in Section 4.4. Such period to begin at Director’s Normal Retirement Date.

1.7	“Disability Retirement Benefit” means the benefit payable to Director following a determination that he is disabled pursuant to Section 4.3. Said benefit shall be payable monthly for a one hundred eighty (180) month period which, subject to the provisions of Section 4.3, shall begin not more than thirty (30) days following the above-mentioned disability determination.

1.8	“Effective Date” shall be the effective date of this Agreement, January 1, 2005.

1.9	“Estate” means the Estate of the Director.

1.10	“Normal Retirement Date” means the first day of the month following the Director’s seventieth (70) birthday.

1.11	“Payout Period” means the time frame in which certain benefits payable hereunder shall be distributed. Said benefits shall be paid in equal monthly installments commencing on the first day of the month coincident with or next following the event giving rise to an entitlement to benefit payments hereunder and continuing for a period of one hundred eighty (180) months.

1.12	“Retirement Account” means book entries maintained by the Bank reflecting deferred amounts and credited with interest calculated and compounded monthly at a rate set forth in Section 4.4; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, his designated Beneficiary, or other Beneficiaries under this Agreement. Compensation shall be deferred when it is earned by the Director.

1.13	“Spouse” means the individual to whom the Director is legally married at the time of the Director’s death.

1.14	“Survivor’s Benefit” means the balance of the Retirement Account at the date of the Director’s death distributed in accordance with the provisions of this agreement.

ARTICLE II.

DEFERRED COMPENSATION

Commencing on the Effective Date, and continuing through the end of the Deferral Period, the Director and the Bank agree that the Director shall defer into his Retirement Account Director’s fees of $875.00 per meeting that the Director would otherwise be entitled to receive from the Bank during the Deferral Period. In the event the Director desires to change his deferrals during the term of this Agreement, the Director shall have the option to change such amounts in whole or in part on an annual basis for the next succeeding calendar year, provided a Notice of Change

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in Deferral (Exhibit B attached hereto) is filed with the Bank no less than thirty (30) days prior to the end of a calendar year preceding the year for which the change is effective. If an election to defer a higher amount is made, the approval of the Board of Directors is required. The failure to timely notify the Bank of an election to change the deferrals shall prohibit the Director from making any such change for the next succeeding calendar year.

ARTICLE III.

TERMINATION OF ELECTION

The Director’s election to defer compensation shall continue in effect, pursuant to the terms of this Agreement unless and until the Director files with the Bank a Notice of Discontinuance (Exhibit C attached hereto). A Notice of Discontinuance shall be effective if filed at least five (5) days prior to any January 1st. Such Notice of Discontinuance shall be effective commencing with the January 1st following its filing, whichever applies, and shall apply only with respect to the Director’s compensation attributable to services not yet performed.

ARTICLE IV.

RETIREMENT BENEFIT

4.1	Retirement Benefit. Provided Director has deferred all fees during the Deferral Period and subject to Sections 4.3, 5.1 or Article X of this Agreement, whichever is applicable, the Bank agrees to pay the Deferred Compensation Benefit commencing upon the Director’s Normal Retirement Date or such other date as may be elected by the Director in accordance with the provisions of Article XI. Such payments will be made over the Payout Period.

4.2	Continued Service Beyond Normal Retirement Date. Upon attainment of the Director’s Normal Retirement Date, payments of the Director’s Deferred Compensation Benefit shall begin in accordance with Section 4.1, and all deferrals hereunder shall cease, notwithstanding his continued service on the Board of Directors. Payments under this Section 4.2 shall be made over the Payout Period.

4.3	Disability Retirement Benefit. Notwithstanding any other provision hereof, if approved by the other members of the Board of Directors, the Director shall be entitled to receive payments hereunder prior to his Normal Retirement Date, in any case in which it is determined by a duly licensed physician selected by the Bank that, because of a disability, the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months. If the Director is disabled pursuant to this paragraph, the Director shall begin receiving payments of his Disability Retirement Benefit. In the event the Director dies before the Director’s entire Disability Retirement Benefit is paid pursuant to this Section 4.3, the remainder of the Director’s Disability Retirement Benefit shall be paid to Director’s Beneficiary as a single sum cash payment. This payment shall discharge the Bank’s obligation under this Agreement.

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4.4	Adjustable Interest Rate. For purposes of Sections 1.1, 1.6, 1.12 and 13.9, the interest rate shall be adjusted as of the first day of each calendar quarter and shall be equal to the per annum “prime rate” as published in the Wall Street Journal on the last business day of the immediately preceding calendar quarter plus 2%; provided, however, that in no event shall such interest rate exceed 8.0% per annum.

ARTICLE V.

DEATH BENEFITS

5.1	Death Benefit Prior to Commencement of Retirement Benefits. In the event of the Director’s death while in the service of the Bank and prior to commencement of the Deferred Compensation Benefit, the Bank shall pay a Survivor’s Benefit consisting of the Director’s Accrued Benefit as a single sum cash payment.

5.2	Death Benefit After Commencement of Benefits. In the event of Director’s death after the commencement of the Deferred Compensation Benefit or Disability Retirement Benefit, but prior to the completion of all such payments due and owing hereunder, the Bank shall pay to Director’s Beneficiary the Survivor’s Benefit as a single sum cash payment, which in this event shall be the Director’s remaining Deferred Compensation Benefit or Disability Retirement Benefit, as the case may be, less payments made prior to the Director’s death.

ARTICLE VI.

OFFSET FOR OBLIGATIONS TO BANK

If, at such time as the Director becomes entitled to benefit payments hereunder, the Director has any debt, obligation or other liability representing an amount owing to the Bank, and if such debt, obligation or other liability is due and owing at the time benefit payments are payable hereunder, the Bank may offset the amount owing it against the amount of benefits otherwise distributable hereunder.

ARTICLE VII.

BENEFICIARY DESIGNATION

The Director shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit A, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of his death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Bank.

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ARTICLE VIII.

DIRECTOR’S RIGHT TO ASSETS

The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Bank those payments as specified under this Agreement. The Director agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, except as expressly provided, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Bank. It shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

ARTICLE IX.

RESTRICTIONS UPON FUNDING

Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature, and method of such informal funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Director be deemed to have any lien, nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then Director shall assist the Bank by freely submitting to a physical examination and supplying such additional information necessary to obtain such insurance or annuities.

ARTICLE X.

PAYMENT UPON TERMINATION OF SERVICE

If the Director terminates service prior to Normal Retirement Date, benefit payments over the Payout Period shall be made to the Director, based on the Accrued Benefit at the date such payout begins. Such payments shall begin as soon as administratively practicable following the Director’s termination of service except as may be provided pursuant to Article XI.

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ARTICLE XI.

CHANGE OF DISTRIBUTION ELECTION

A Director may change the commencement date of his or her distribution with respect to his or her Retirement Account at any time; provided, however, that [i] such election shall not take effect until at least twelve (12) months after the date in which the election is made, [ii] no change may be made less than twelve (12) months prior to the date of the first scheduled payment specified under the Plan at the date of the deferral of the Director’s fees, and [iii] with respect to a payment that is not the result of death, disability (as defined in Section 4.3), the payment with respect to which such change is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made. Any change of distribution election which does not meet the foregoing requirements shall be disregarded.

ARTICLE XII.

ALIENABILITY AND ASSIGNMENT PROHIBITION

Neither Director nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

ARTICLE XIII.

CLAIMS PROCEDURE

Claims Procedure And Arbitration. In the event that benefits under this Agreement are not paid to the Director (or to his Beneficiary in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired.

If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Agreement upon which the decision is based.

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If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

ARTICLE XIV.

MISCELLANEOUS

14.1	No Effect on Directorship Rights. Nothing contained herein will confer upon the Director the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with Director without regard to the existence of the Agreement.

14.2	State Law. The Agreement is established under, and will be construed according to, the laws of the State of Indiana, to the extent that such laws are not preempted by the Act and valid regulations published thereunder.

14.3	Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

14.4	Incapacity of Recipient. In the event Director is declared incompetent and a conservator or other person legally charged with the care of his person or of his Estate is appointed, any benefits under the Agreement to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or his Estate. Except as provided above in this paragraph, when the Bank’s Board of Directors, in its sole discretion, determines that the Director is unable to manage his financial affairs, the Board may direct the Bank to make distributions to any person for the benefit of the Director.

14.5	Unclaimed Benefit. The Director shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Bank within three (3) years after the date on which any payment of the Deferred Compensation Benefit may be made, payment may be made as though the Director had died at the end of the three (3) year period. If, within one (1) additional year after such three (3) year period has elapsed, or, within three (3) years after the actual death of the Director, the Bank is unable to locate any Beneficiary of the Director, then the Bank may fully discharge its obligation by payment to the Estate.

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14.6	Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, neither the Bank, nor any individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

14.7	Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

14.8	Affect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank’s existing or future compensation structure.

14.9	Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

ARTICLE XV.

AMENDMENT AND TERMINATION

15.1	Amendment or Termination. The Bank intends the Agreement to be permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement shall directly or indirectly deprive the Director of all or any portion of the Deferred Compensation Benefit payment which has commenced prior to the effective date of the resolution amending or terminating the Agreement.

15.2	No Acceleration. In the event the Agreement is terminated, any amounts credited to the Director’s Retirement Account shall remain subject to the provisions of this Agreement and distribution may not be accelerated because of the termination except as may be permitted pursuant to regulations or other guidelines issued under Code §409A.

ARTICLE XVI.

EXECUTION

16.1	This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

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16.2	This Agreement shall be executed in duplicate, each copy of which, when so executed and delivered, shall be an original, but both copies shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this 12th day of April, 2006.

/s/ Gerald W. Clapp, Jr.
Director

FIRST SAVINGS BANK, FSB

By:	/s/ R. David Eckerty

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AMENDED AND RESTATED

DIRECTOR DEFERRED COMPENSATION AGREEMENT

This Amended and Restated Director Deferred Compensation Agreement (the “2005 Agreement”), effective as of the 1st day of January, 2005, by and between First Savings Bank, FSB (the “Bank”), a mutual savings Bank organized and existing under the laws of the State of Indiana, hereinafter referred to as “Bank” and Robert E. Libs, hereinafter referred to as “Director”, for the purpose of formalizing the agreement between the Bank and the Director in which the Director defers receipt of fees under the terms and conditions described below. The 2005 Agreement amends and restates the Director Deferred Compensation Agreement effective as of the 1st day of January, 2002 by and between the parties (the “Prior Agreement”). It is intended that deferral under the Prior Agreement shall be subject to and governed by the provisions of this 2005 Agreement and shall be subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as those provisions apply to amounts deferred after December 31, 2004.

WITNESSETH:

WHEREAS, the Director serves the Bank as a member of the Board of Directors; and

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by Director and wishes to encourage continued service; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that Director’s services will substantially contribute to its continued growth and profits in the future; and

WHEREAS, the Director wishes to defer a certain portion of fees to be earned in the future; and

WHEREAS, the parties hereto desire to formalize the terms and conditions upon which the Bank shall pay such deferred compensation to the Director or his designated beneficiary; and

WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, and the Director shall be considered an unsecured general creditor of the Bank with respect to amounts deferred or benefits payable hereunder; and

WHEREAS, the Bank has adopted this Director Deferred Compensation Agreement which controls all issues relating to the Deferred Compensation Benefit as described herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

ARTICLE I.

DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1	“Accrued Benefit” means the sum of all deferred amounts and interest credited monthly at a rate equal to the rate set forth in Section 4.4 to the Director’s Retirement Account and due and owing to the Director or his Beneficiaries pursuant to this Agreement.

1.2	“Bank” means First Savings Bank, FSB and any successor thereto.

1.3	“Beneficiary” means the person or persons designated as Beneficiary in writing to the Bank to whom the share of a deceased Director’s account is payable. If no Beneficiary is so designated, then the Director’s Spouse, if living, will be deemed the Beneficiary. If the Director’s Spouse is not living, then the Children of Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

1.4	“Children” means the Director’s children, both natural and adopted, then living at the time payments are due the Children under this Agreement.

1.5	“Deferral Period” means the period which commences on January 1, 2005 and extends until the commencement of benefit payments under this Agreement.

1.6	“Deferred Compensation Benefit” means the value of the Accrued Benefit payable for a one hundred eighty (180) month period using an interest rate equal to the rate set forth in Section 4.4. Such period to begin at Director’s Normal Retirement Date.

1.7	“Disability Retirement Benefit” means the benefit payable to Director following a determination that he is disabled pursuant to Section 4.3. Said benefit shall be payable monthly for a one hundred eighty (180) month period which, subject to the provisions of Section 4.3, shall begin not more than thirty (30) days following the above-mentioned disability determination.

1.8	“Effective Date” shall be the effective date of this Agreement, January 1, 2005.

1.9	“Estate” means the Estate of the Director.

1.10	“Normal Retirement Date” means the first day of the month following the Director’s seventieth (70) birthday.

1.11	“Payout Period” means the time frame in which certain benefits payable hereunder shall be distributed. Said benefits shall be paid in equal monthly installments commencing on the first day of the month coincident with or next following the event giving rise to an entitlement to benefit payments hereunder and continuing for a period of one hundred eighty (180) months.

1.12	“Retirement Account” means book entries maintained by the Bank reflecting deferred amounts and credited with interest calculated and compounded monthly at a rate set forth in Section 4.4; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, his designated Beneficiary, or other Beneficiaries under this Agreement. Compensation shall be deferred when it is earned by the Director.

1.13	“Spouse” means the individual to whom the Director is legally married at the time of the Director’s death.

1.14	“Survivor’s Benefit” means the balance of the Retirement Account at the date of the Director’s death distributed in accordance with the provisions of this agreement.

ARTICLE II.

DEFERRED COMPENSATION

Commencing on the Effective Date, and continuing through the end of the Deferral Period, the Director and the Bank agree that the Director shall defer into his Retirement Account Director’s fees of $450.00 per meeting that the Director would otherwise be entitled to receive from the Bank during the Deferral Period. In the event the Director desires to change his deferrals during the term of this Agreement, the Director shall have the option to change such amounts in whole or in part on an annual basis for the next succeeding calendar year, provided a Notice of Change in Deferral (Exhibit B attached hereto) is filed with the Bank no less than thirty (30) days prior to the end of a calendar year preceding the year for which the change is effective. If an election to defer a higher amount is made, the approval of the Board of Directors is required. The failure to timely notify the Bank of an election to change the deferrals shall prohibit the Director from making any such change for the next succeeding calendar year.

ARTICLE III.

TERMINATION OF ELECTION

The Director’s election to defer compensation shall continue in effect, pursuant to the terms of this Agreement unless and until the Director files with the Bank a Notice of Discontinuance (Exhibit C attached hereto). A Notice of Discontinuance shall be effective if filed at least five (5) days prior to any January 1st. Such Notice of Discontinuance shall be effective commencing with the January 1st following its filing, whichever applies, and shall apply only with respect to the Director’s compensation attributable to services not yet performed.

ARTICLE IV.

RETIREMENT BENEFIT

4.1	Retirement Benefit. Provided Director has deferred all fees during the Deferral Period and subject to Sections 4.3, 5.1 or Article X of this Agreement, whichever is applicable, the Bank agrees to pay the Deferred Compensation Benefit commencing upon the Director’s Normal Retirement Date or such other date as may be elected by the Director in accordance with the provisions of Article XI. Such payments will be made over the Payout Period.

4.2	Continued Service Beyond Normal Retirement Date. Upon attainment of the Director’s Normal Retirement Date, payments of the Director’s Deferred Compensation Benefit shall begin in accordance with Section 4.1, and all deferrals hereunder shall cease, notwithstanding his continued service on the Board of Directors. Payments under this Section 4.2 shall be made over the Payout Period.

4.3	Disability Retirement Benefit. Notwithstanding any other provision hereof, if approved by the other members of the Board of Directors, the Director shall be entitled to receive payments hereunder prior to his Normal Retirement Date, in any case in which it is determined by a duly licensed physician selected by the Bank that, because of a disability, the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months. If the Director is disabled pursuant to this paragraph, the Director shall begin receiving payments of his Disability Retirement Benefit. In the event the Director dies before the Director’s entire Disability Retirement Benefit is paid pursuant to this Section 4.3, the remainder of the Director’s Disability Retirement Benefit shall be paid to Director’s Beneficiary as a single sum cash payment. This payment shall discharge the Bank’s obligation under this Agreement.

4.4	Adjustable Interest Rate. For purposes of Sections 1.1, 1.6, 1.12 and 13.9, the interest rate shall be adjusted as of the first day of each calendar quarter and shall be equal to the per annum “prime rate” as published in the Wall Street Journal on the last business day of the immediately preceding calendar quarter plus 2%; provided, however, that in no event shall such interest rate exceed 8.0% per annum.

ARTICLE V.

DEATH BENEFITS

5.1	Death Benefit Prior to Commencement of Retirement Benefits. In the event of the Director’s death while in the service of the Bank and prior to commencement of the Deferred Compensation Benefit, the Bank shall pay a Survivor’s Benefit consisting of the Director’s Accrued Benefit as a single sum cash payment.

5.2	Death Benefit After Commencement of Benefits. In the event of Director’s death after the commencement of the Deferred Compensation Benefit or Disability Retirement Benefit, but prior to the completion of all such payments due and owing hereunder, the Bank shall pay to Director’s Beneficiary the Survivor’s Benefit as a single sum cash payment, which in this event shall be the Director’s remaining Deferred Compensation Benefit or Disability Retirement Benefit, as the case may be, less payments made prior to the Director’s death.

ARTICLE VI.

OFFSET FOR OBLIGATIONS TO BANK

If, at such time as the Director becomes entitled to benefit payments hereunder, the Director has any debt, obligation or other liability representing an amount owing to the Bank, and if such debt, obligation or other liability is due and owing at the time benefit payments are payable hereunder, the Bank may offset the amount owing it against the amount of benefits otherwise distributable hereunder.

ARTICLE VII.

BENEFICIARY DESIGNATION

The Director shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit A, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of his death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Bank.

ARTICLE VIII.

DIRECTOR’S RIGHT TO ASSETS

The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Bank those payments as specified under this Agreement. The Director agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, except as expressly provided, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Bank. It shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

ARTICLE IX.

RESTRICTIONS UPON FUNDING

Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature, and method of such informal funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Director be deemed to have any lien, nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then Director shall assist the Bank by freely submitting to a physical examination and supplying such additional information necessary to obtain such insurance or annuities.

ARTICLE X.

PAYMENT UPON TERMINATION OF SERVICE

If the Director terminates service prior to Normal Retirement Date, benefit payments over the Payout Period shall be made to the Director, based on the Accrued Benefit at the date such payout begins. Such payments shall begin as soon as administratively practicable following the Director’s termination of service except as may be provided pursuant to Article XI.

ARTICLE XI.

CHANGE OF DISTRIBUTION ELECTION

A Director may change the commencement date of his or her distribution with respect to his or her Retirement Account at any time; provided, however, that [i] such election shall not take effect until at least twelve (12) months after the date in which the election is made, [ii] no change may be made less than twelve (12) months prior to the date of the first scheduled payment specified under the Plan at the date of the deferral of the Director’s fees, and [iii] with respect to a payment that is not the result of death, disability (as defined in Section 4.3), the payment with respect to which such change is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made. Any change of distribution election which does not meet the foregoing requirements shall be disregarded.

ARTICLE XII.

ALIENABILITY AND ASSIGNMENT PROHIBITION

Neither Director nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

ARTICLE XIII.

CLAIMS PROCEDURE

Claims Procedure And Arbitration. In the event that benefits under this Agreement are not paid to the Director (or to his Beneficiary in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired.

If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

ARTICLE XIV.

MISCELLANEOUS

14.1	No Effect on Directorship Rights. Nothing contained herein will confer upon the Director the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with Director without regard to the existence of the Agreement.

14.2	State Law. The Agreement is established under, and will be construed according to, the laws of the State of Indiana, to the extent that such laws are not preempted by the Act and valid regulations published thereunder.

14.3	Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

14.4	Incapacity of Recipient. In the event Director is declared incompetent and a conservator or other person legally charged with the care of his person or of his Estate is appointed, any benefits under the Agreement to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or his Estate. Except as provided above in this paragraph, when the Bank’s Board of Directors, in its sole discretion, determines that the Director is unable to manage his financial affairs, the Board may direct the Bank to make distributions to any person for the benefit of the Director.

14.5	Unclaimed Benefit. The Director shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Bank within three (3) years after the date on which any payment of the Deferred Compensation Benefit may be made, payment may be made as though the Director had died at the end of the three (3) year period. If, within one (1) additional year after such three (3) year period has elapsed, or, within three (3) years after the actual death of the Director, the Bank is unable to locate any Beneficiary of the Director, then the Bank may fully discharge its obligation by payment to the Estate.

14.6	Limitations on Liability. Notwithstanding any of the preceding provisions of the Agreement, neither the Bank, nor any individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

14.7	Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

14.8	Affect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank’s existing or future compensation structure.

14.9	Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

ARTICLE XV.

AMENDMENT AND TERMINATION

15.1	Amendment or Termination. The Bank intends the Agreement to be permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement shall directly or indirectly deprive the Director of all or any portion of the Deferred Compensation Benefit payment which has commenced prior to the effective date of the resolution amending or terminating the Agreement.

15.2	No Acceleration. In the event the Agreement is terminated, any amounts credited to the Director’s Retirement Account shall remain subject to the provisions of this Agreement and distribution may not be accelerated because of the termination except as may be permitted pursuant to regulations or other guidelines issued under Code §409A.

ARTICLE XVI.

EXECUTION

16.1	This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

16.2	This Agreement shall be executed in duplicate, each copy of which, when so executed and delivered, shall be an original, but both copies shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this 12th day of April, 2006.

/s/ Robert E. Libs
Director

FIRST SAVINGS BANK, FSB

By:	/s/ R. David Eckerty

AMENDED AND RESTATED

DIRECTOR DEFERRED COMPENSATION AGREEMENT

This Amended and Restated Director Deferred Compensation Agreement (the “2005 Agreement”), effective as of the 1st day of January, 2005, by and between First Savings Bank, FSB (the “Bank”), a mutual savings Bank organized and existing under the laws of the State of Indiana, hereinafter referred to as “Bank” and Michael F. Ludden, hereinafter referred to as “Director”, for the purpose of formalizing the agreement between the Bank and the Director in which the Director defers receipt of fees under the terms and conditions described below. The 2005 Agreement amends and restates the Director Deferred Compensation Agreement effective as of the 1st day of January, 2002 by and between the parties (the “Prior Agreement”). It is intended that deferral under the Prior Agreement shall be subject to and governed by the provisions of this 2005 Agreement and shall be subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) as those provisions apply to amounts deferred after December 31, 2004.

WITNESSETH:

WHEREAS, the Director serves the Bank as a member of the Board of Directors; and

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by Director and wishes to encourage continued service; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that Director’s services will substantially contribute to its continued growth and profits in the future; and

WHEREAS, the Director wishes to defer a certain portion of fees to be earned in the future; and

WHEREAS, the parties hereto desire to formalize the terms and conditions upon which the Bank shall pay such deferred compensation to the Director or his designated beneficiary; and

WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, and the Director shall be considered an unsecured general creditor of the Bank with respect to amounts deferred or benefits payable hereunder; and

WHEREAS, the Bank has adopted this Director Deferred Compensation Agreement which controls all issues relating to the Deferred Compensation Benefit as described herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

ARTICLE I.

DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1	“Accrued Benefit” means the sum of all deferred amounts and interest credited monthly at a rate equal to the rate set forth in Section 4.4 to the Director’s Retirement Account and due and owing to the Director or his Beneficiaries pursuant to this Agreement.

1.2	“Bank” means First Savings Bank, FSB and any successor thereto.

1.3	“Beneficiary” means the person or persons designated as Beneficiary in writing to the Bank to whom the share of a deceased Director’s account is payable. If no Beneficiary is so designated, then the Director’s Spouse, if living, will be deemed the Beneficiary. If the Director’s Spouse is not living, then the Children of Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

1.4	“Children” means the Director’s children, both natural and adopted, then living at the time payments are due the Children under this Agreement.

1.5	“Deferral Period” means the period which commences on January 1, 2005 and extends until the commencement of benefit payments under this Agreement.

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1.6	“Deferred Compensation Benefit” means the value of the Accrued Benefit payable for a one hundred eighty (180) month period using an interest rate equal to the rate set forth in Section 4.4. Such period to begin at Director’s Normal Retirement Date.

1.7	“Disability Retirement Benefit” means the benefit payable to Director following a determination that he is disabled pursuant to Section 4.3. Said benefit shall be payable monthly for a one hundred eighty (180) month period which, subject to the provisions of Section 4.3, shall begin not more than thirty (30) days following the above-mentioned disability determination.

1.8	“Effective Date” shall be the effective date of this Agreement, January 1, 2005.

1.9	“Estate” means the Estate of the Director.

1.10	“Normal Retirement Date” means the first day of the month following the Director’s seventieth (70) birthday.

1.11	“Payout Period” means the time frame in which certain benefits payable hereunder shall be distributed. Said benefits shall be paid in equal monthly installments commencing on the first day of the month coincident with or next following the event giving rise to an entitlement to benefit payments hereunder and continuing for a period of one hundred eighty (180) months.

1.12	“Retirement Account” means book entries maintained by the Bank reflecting deferred amounts and credited with interest calculated and compounded monthly at a rate set forth in Section 4.4; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, his designated Beneficiary, or other Beneficiaries under this Agreement. Compensation shall be deferred when it is earned by the Director.

1.13	“Spouse” means the individual to whom the Director is legally married at the time of the Director’s death.

1.14	“Survivor’s Benefit” means the balance of the Retirement Account at the date of the Director’s death distributed in accordance with the provisions of this agreement.

ARTICLE II.

DEFERRED COMPENSATION

Commencing on the Effective Date, and continuing through the end of the Deferral Period, the Director and the Bank agree that the Director shall defer into his Retirement Account Director’s fees of $875.00 per meeting that the Director would otherwise be entitled to receive from the Bank during the Deferral Period. In the event the Director desires to change his deferrals during the term of this Agreement, the Director shall have the option to change such amounts in whole or in part on an annual basis for the next succeeding calendar year, provided a Notice of Change

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in Deferral (Exhibit B attached hereto) is filed with the Bank no less than thirty (30) days prior to the end of a calendar year preceding the year for which the change is effective. If an election to defer a higher amount is made, the approval of the Board of Directors is required. The failure to timely notify the Bank of an election to change the deferrals shall prohibit the Director from making any such change for the next succeeding calendar year.

ARTICLE III.

TERMINATION OF ELECTION

The Director’s election to defer compensation shall continue in effect, pursuant to the terms of this Agreement unless and until the Director files with the Bank a Notice of Discontinuance (Exhibit C attached hereto). A Notice of Discontinuance shall be effective if filed at least five (5) days prior to any January 1st. Such Notice of Discontinuance shall be effective commencing with the January 1st following its filing, whichever applies, and shall apply only with respect to the Director’s compensation attributable to services not yet performed.

ARTICLE IV.

RETIREMENT BENEFIT

4.1	Retirement Benefit. Provided Director has deferred all fees during the Deferral Period and subject to Sections 4.3, 5.1 or Article X of this Agreement, whichever is applicable, the Bank agrees to pay the Deferred Compensation Benefit commencing upon the Director’s Normal Retirement Date or such other date as may be elected by the Director in accordance with the provisions of Article XI. Such payments will be made over the Payout Period.

4.2	Continued Service Beyond Normal Retirement Date. Upon attainment of the Director’s Normal Retirement Date, payments of the Director’s Deferred Compensation Benefit shall begin in accordance with Section 4.1, and all deferrals hereunder shall cease, notwithstanding his continued service on the Board of Directors. Payments under this Section 4.2 shall be made over the Payout Period.

4.3	Disability Retirement Benefit. Notwithstanding any other provision hereof, if approved by the other members of the Board of Directors, the Director shall be entitled to receive payments hereunder prior to his Normal Retirement Date, in any case in which it is determined by a duly licensed physician selected by the Bank that, because of a disability, the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months. If the Director is disabled pursuant to this paragraph, the Director shall begin receiving payments of his Disability Retirement Benefit. In the event the Director dies before the Director’s entire Disability Retirement Benefit is paid pursuant to this Section 4.3, the remainder of the Director’s Disability Retirement Benefit shall be paid to Director’s Beneficiary as a single sum cash payment. This payment shall discharge the Bank’s obligation under this Agreement.

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4.4	Adjustable Interest Rate. For purposes of Sections 1.1, 1.6, 1.12 and 13.9, the interest rate shall be adjusted as of the first day of each calendar quarter and shall be equal to the per annum “prime rate” as published in the Wall Street Journal on the last business day of the immediately preceding calendar quarter plus 2%; provided, however, that in no event shall such interest rate exceed 8.0% per annum.

ARTICLE V.

DEATH BENEFITS

5.1	Death Benefit Prior to Commencement of Retirement Benefits. In the event of the Director’s death while in the service of the Bank and prior to commencement of the Deferred Compensation Benefit, the Bank shall pay a Survivor’s Benefit consisting of the Director’s Accrued Benefit as a single sum cash payment.

5.2	Death Benefit After Commencement of Benefits. In the event of Director’s death after the commencement of the Deferred Compensation Benefit or Disability Retirement Benefit, but prior to the completion of all such payments due and owing hereunder, the Bank shall pay to Director’s Beneficiary the Survivor’s Benefit as a single sum cash payment, which in this event shall be the Director’s remaining Deferred Compensation Benefit or Disability Retirement Benefit, as the case may be, less payments made prior to the Director’s death.

ARTICLE VI.

OFFSET FOR OBLIGATIONS TO BANK

If, at such time as the Director becomes entitled to benefit payments hereunder, the Director has any debt, obligation or other liability representing an amount owing to the Bank, and if such debt, obligation or other liability is due and owing at the time benefit payments are payable hereunder, the Bank may offset the amount owing it against the amount of benefits otherwise distributable hereunder.

ARTICLE VII.

BENEFICIARY DESIGNATION

The Director shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit A, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of his death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Bank.

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ARTICLE VIII.

DIRECTOR’S RIGHT TO ASSETS

The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the right to receive from the Bank those payments as specified under this Agreement. The Director agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, except as expressly provided, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Bank. It shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

ARTICLE IX.

RESTRICTIONS UPON FUNDING

Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature, and method of such informal funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Director be deemed to have any lien, nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then Director shall assist the Bank by freely submitting to a physical examination and supplying such additional information necessary to obtain such insurance or annuities.

ARTICLE X.

PAYMENT UPON TERMINATION OF SERVICE

If the Director terminates service prior to Normal Retirement Date, benefit payments over the Payout Period shall be made to the Director, based on the Accrued Benefit at the date such payout begins. Such payments shall begin as soon as administratively practicable following the Director’s termination of service except as may be provided pursuant to Article XI.

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ARTICLE XI.

CHANGE OF DISTRIBUTION ELECTION

A Director may change the commencement date of his or her distribution with respect to his or her Retirement Account at any time; provided, however, that [i] such election shall not take effect until at least twelve (12) months after the date in which the election is made, [ii] no change may be made less than twelve (12) months prior to the date of the first scheduled payment specified under the Plan at the date of the deferral of the Director’s fees, and [iii] with respect to a payment that is not the result of death, disability (as defined in Section 4.3), the payment with respect to which such change is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made. Any change of distribution election which does not meet the foregoing requirements shall be disregarded.

ARTICLE XII.

ALIENABILITY AND ASSIGNMENT PROHIBITION

Neither Director nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

ARTICLE XIII.

CLAIMS PROCEDURE

Claims Procedure And Arbitration. In the event that benefits under this Agreement are not paid to the Director (or to his Beneficiary in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired.

If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Agreement upon which the decision is based.

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If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

ARTICLE XIV.

MISCELLANEOUS

14.1	No Effect on Directorship Rights. Nothing contained herein will confer upon the Director the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with Director without regard to the existence of the Agreement.

14.2	State Law. The Agreement is established under, and will be construed according to, the laws of the State of Indiana, to the extent that such laws are not preempted by the Act and valid regulations published thereunder.

14.3	Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

14.4	Incapacity of Recipient. In the event Director is declared incompetent and a conservator or other person legally charged with the care of his person or of his Estate is appointed, any benefits under the Agreement to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or his Estate. Except as provided above in this paragraph, when the Bank’s Board of Directors, in its sole discretion, determines that the Director is unable to manage his financial affairs, the Board may direct the Bank to make distributions to any person for the benefit of the Director.

14.5	Unclaimed Benefit. The Director shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Bank within three (3) years after the date on which any payment of the Deferred Compensation Benefit may be made, payment may be made as though the Director had died at the end of the three (3) year period. If, within one (1) additional year after such three (3) year period has elapsed, or, within three (3) years after the actual death of the Director, the Bank is unable to locate any Beneficiary of the Director, then the Bank may fully discharge its obligation by payment to the Estate.

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14.6	Limitations on Liability Notwithstanding any of the preceding provisions of the Agreement, neither the Bank, nor any individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

14.7	Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

14.8	Affect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank’s existing or future compensation structure.

14.9	Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

ARTICLE XV.

AMENDMENT AND TERMINATION

15.1	Amendment or Termination. The Bank intends the Agreement to be permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement shall directly or indirectly deprive the Director of all or any portion of the Deferred Compensation Benefit payment which has commenced prior to the effective date of the resolution amending or terminating the Agreement.

15.2	No Acceleration In the event the Agreement is terminated, any amounts credited to the Director’s Retirement Account shall remain subject to the provisions of this Agreement and distribution may not be accelerated because of the termination except as may be permitted pursuant to regulations or other guidelines issued under Code §409A.

ARTICLE XVI.

EXECUTION

16.1	This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

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16.2	This Agreement shall be executed in duplicate, each copy of which, when so executed and delivered, shall be an original, but both copies shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this 12th day of April, 2006.

/s/ Michael F. Ludden
Director

FIRST SAVINGS BANK, FSB

By:	/s/ R. David Eckerty

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